UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2022

Elvictor Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-225239	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vassileos Constantinou 79

Vari, 16672, Attiki, Greece

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code  646-491-6601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 28, 2022, (the “Effective Date”), Elvictor Group, Inc. (the “Company”) notified its independent registered public accounting firm, BF Borgers CPA PC (“Borgers”), that the company was terminating Borgers engagement as the Company’s independent auditors and was therefore dismissing Borgers, as the Company’s independent auditors effective immediately. The Company’s decision was approved by its board of directors, acting in lieu of an audit committee. Concurrently with Borgers dismissal, the board of directors of the Company appointed RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm effective, September 28, 2022.

Borger's audit reports on the Company’s financial statements for the fiscal years ended December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020 and 2021 and through the Effective Date, there were (i) no disagreements between the Company and Borgers (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused Borgers to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements for such years, and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Borgers with a copy of this current report on Form 8-K and has requested that Borgers furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Borgers agrees with the statements in this Item 4.01 and, if not, stating the respects in which is does not agree. A copy of this letter, dated September 30, 2022, is filed as Exhibit 16.1 to this report.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2021 and in the subsequent interim period through the Effective Date, the Company, or anyone acting on its behalf, did not consult with RBSM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and RBSM did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

Forward-Looking Statements

This Form 8-K and Exhibit 16.1 attached hereto contain, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

16.1	Letter from BF Borgers CPA PC, dated September 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elvictor Group, Inc.

Date: October 3, 2022	By:	/s/ Konstantinos Galanakis
Name: Konstantinos Galanakis Title: Chief Executive Officer

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